SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report
(Date of earliest event reported) January 9, 2003

GENERAL MOTORS CORPORATION (Exact name of registrant as specified in its charter)

STATE OF DELAWARE (State or other jurisdiction of incorporation)	1-143 (Commission File Number)	38-0572515 (I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan (Address of principal executive offices)	48265-3000 (Zip Code)

Registrant’s telephone number, including area code (313)-556-5000

ITEM 9. REGULATION FD DISCLOSURE

   Forward Looking Information relating to General Motors Corporation (GM) financial objectives for 2003:

GM OUTLINES OBJECTIVES FOR 2003

•	$5.00 earnings per share, excluding Hughes and special items

•	$10 billion cash generation

•	Improved market share in all regions

DETROIT — General Motors Corp. (NYSE: GM, GMH) today said it is pursuing a strategy to generate long-term profitable growth through its continued worldwide product offensive, and by further leveraging the strength of its product development, manufacturing, purchasing, quality and distribution capabilities.

“GM’s long term strategy for creating stockholder value is clear. We’re focused on executing a global plan to win more market share, improve our profitability, and capitalize on new opportunities to grow our automotive business in both developed and emerging markets,” said GM President and Chief Executive Officer Rick Wagoner, at a meeting of securities analysts and institutional investors during the North American International Auto Show here.

“We’re achieving solid operational improvements by leveraging our strengths in product development, manufacturing, purchasing, quality and our global sales footprint. Over the last several years, GM has demonstrated steady and significant improvement in our core operations. We have developed an extremely strong position in trucks and sport utility vehicles, and embarked on a remarkable resurgence at Cadillac,” Wagoner said. “Additionally, we’ve established important and solid footprints in key growth markets such as China and Korea. “In 2003, we’re going to pick up the pace and build on our excellent operating base to capitalize on market opportunities around the globe,” Wagoner said. “We know what to do and we’re planning to ‘go fast’ in accomplishing our objectives.”

GM Vice Chairman and Chief Financial Officer John Devine outlined the company’s 2003 financial goals. This year, GM expects to earn $5.00 per share of GM $1-2/3 par value common stock, excluding Hughes and special items, generate $10 billion in cash and improve market share in all four automotive regions.

“The key to achieving these goals is great products,” said Devine. “Our increasingly competitive products and cost structure will position us for long-term improvement in our financial performance.”

GM North America is expected to earn approximately $1.7 billion to $1.9 billion in 2003, and GM Europe is expected to report improved financial results, in a range of break-even results to a loss of about $200 million.

GM expects 2003 industry sales to be down modestly in the North American and European markets, at 19.4 million and 19.0 million respectively; up again in the Asia Pacific region at about 15.0 million units; and unchanged in the Latin America Africa Mideast region at 3.7 million units.

“Pricing pressures are expected to continue in the North American and European markets in 2003,” Devine added.

GM will continue to support its product offensive with total capital spending of about $7 billion in 2003. Net material cost reduction for GM North America is targeted at 3.0 percent, and for GM Europe at 3.5 percent. For North America and Europe, GM is also targeting carryover structural cost, excluding pension expense, reflecting strong cost performance that will effectively offset increases in health care expense and economics. The strong material and structural cost performance expected in 2003 is on the heels of strong performance in 2002.

GMAC expects another record profit in 2002, marking the eighth consecutive year of earnings growth at the wholly owned finance subsidiary. For 2003, GMAC expects another year of strong results, with net income targeted at $1.7 billion to $1.9 billion. In addition, GMAC’s goal for 2003 is to again remit a dividend to GM while maintaining its funding-to-equity leverage ratio roughly in line with current levels. GMAC paid a $400 million dividend to GM during the fourth quarter of 2002.

Strengthening GM’s balance sheet continues as a priority in 2003. A significant factor affecting GM’s 2003 financial performance will be increased pension expense, which is expected to rise to about $3 billion in 2003, before tax, from about $1 billion before tax in 2002. Strong cash generation in 2002 allowed GM to contribute a total of $4.8 billion to its U.S. pension plans during the year, including a $2.6 billion cash contribution in the fourth quarter.

A preliminary analysis of GM’s U.S. pension plans showed that the plans’ underfunded status was approximately $19.3 billion at the end of 2002, based on a 2002 asset return of approximately negative 7 percent, and a discount rate of 6.75 percent. The discount rate, which is used to calculate the present value of future pension liabilities, was reduced from 7.25 percent in 2002. GM’s U.S. pension plans were underfunded by $9.1 billion at the end of 2001. Based on a comprehensive study by GM’s asset managers and actuaries, GM has decided to reduce its asset earnings rate assumption to 9 percent in 2003 from 10 percent in 2002.

# # #

In this press release and related comments by General Motors management, our use of the words “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K (at page 11-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

Note to editors: General Motors will webcast its meeting with automotive securities analysts on Thursday, Jan. 9, 2003, from approximately 8:30 a.m. EST to 11:30 am EST. The presentation will be available live through GM Media Online (http://media.gm.com), or directly at http://investor.gm.com under the Events and Presentations section. A replay of the webcast will also be made available.

Presentation materials will be available under Recent Presentations in the Event and Presentations section.

Additionally, media may access the presentations via a live conference call (Listen Only). Dial-in access will begin at 8:00 a.m. EST. To access the conference call, please dial 1-888-428-4471 (612-332-1025 for international access) with confirmation #667309 and ask to be connected to the General Motors conference call.

A taped replay of the call will be made available from 8:00 p.m. EST, January 10 until 11:59 p.m. EST, January 12, 2003. Please dial 1-800-475-6701 (320-365-3844 for international access) and enter reservation number 667309 to access the taped replay.

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

© 2002 General Motors Corporation All Rights Reserved	1

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Taking GM to the Next Level

Leveraging Strengths, Addressing Challenges, Focusing on the Future

Rick Wagoner, President and CEO

© 2002 General Motors Corporation All Rights Reserved	2

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Today’s Strengths — Product Focus

© 2002 General Motors Corporation All Rights Reserved	3

2003 Auto Analyst Conference	R. Wagoner	01/09/03

The Resurgence of Cadillac

	2001		2002

Retail Deliveries	146,500	——>	177,300
% Change vs. Previous Year	(6)%	——>	21%
Average Age	63	——>	60
Average HH Income	$106K	——>	$112K
% College Grad	47%	——>	50%

Today’s Strengths — Product Focus

© 2002 General Motors Corporation All Rights Reserved	4

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Powertrain Leadership

•	Quality leadership in many categories

•	Globally integrated gas engine and transmission strategy

•	Emerging diesel strategy

—	Integrated and leveraged

•	Advanced technology capability

Today’s Strengths — Product Focus

© 2002 General Motors Corporation All Rights Reserved	5

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Industry Leadership in Purchasing

Today’s Strengths — Operational Excellence

© 2002 General Motors Corporation All Rights Reserved	6

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Manufacturing Efficiency

Today’s Strengths — Operational Excellence

© 2002 General Motors Corporation All Rights Reserved	7

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Quality As A Value

•	J.D. Power

—	Among top 3 in 2002 IQS

—	10 of the top 14 plants in North America

•	Consumer Reports

—	“Recommended” list from 4 to 13

•	Lower warranty costs

•	Europe

—	Significant improvement in launch quality, warranty costs, consumer perception

Today’s Strengths — Operational Excellence

© 2002 General Motors Corporation All Rights Reserved	8

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Vehicle Development Process

•	Over past 5 years, VDP completely restructured

—	Time between Design Freeze and Start of Production reduced from 43 months to 18/20 months

•	Recent examples:

—	Buick Rendezvous — 22 months

—	Saturn ION 4-door — 20 months

Today’s Strengths — Operational Excellence

© 2002 General Motors Corporation All Rights Reserved	9

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Producing Results in 2002

•	Current guidance at $6.75 EPS

•	Cash generation of $10B thru Q3

•	Increased market share in three out of four regions

•	Continued improvement in quality and productivity to move among leaders

Today’s Strengths

© 2002 General Motors Corporation All Rights Reserved	10

2003 Auto Analyst Conference	R. Wagoner	01/09/03

But...Ample Opportunity to Improve

© 2002 General Motors Corporation All Rights Reserved	11

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Addressing Today’s Challenges

•	Opel/Vauxhall turnaround

•	Traditional “stand alone” operations

—	Saab/Saturn

•	Aging North America car line-up

•	Balance sheet

—	Pensions, Hughes, Fiat

•	South American economic conditions

© 2002 General Motors Corporation All Rights Reserved	12

2003 Auto Analyst Conference	R. Wagoner	01/09/03

What’s Next...

•	Build on Strong Operational Base

•	Pick up the Pace

•	Capitalize on Opportunities

© 2002 General Motors Corporation All Rights Reserved	13

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Next Steps in Vehicle Development

•	Leverage global product and powertrain capability

•	Global engineering integration

•	Faster and more effective “front–end” VDP

•	Push design capability

What’s Next...Building on Strong Operational Base

© 2002 General Motors Corporation All Rights Reserved	14

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Next Generation Material Cost —
Purchasing/Engineering Integration

•	“One Target”

•	BOM re-use

•	Optimal sourcing footprint

•	Net material cost savings > 3% for 2003

What’s Next...Building on Strong Operational Base

© 2002 General Motors Corporation All Rights Reserved	15

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Manufacturing

•	Increased flexibility

•	Focus on capital efficiency

•	Continuing productivity improvements

What’s Next...Building on Strong Operational Base

© 2002 General Motors Corporation All Rights Reserved	16

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Quality

•	Interior quality

•	Perceived quality

•	Evolve focus from problem reduction to more recommended vehicles

What’s Next...Building on Strong Operational Base

© 2002 General Motors Corporation All Rights Reserved	17

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Picking Up the Pace

•	Continue to build “GoFast!” culture

—	Simpler, leaner, more focused organization

—	“GoFast!” process

•	Time as a performance metric

—	“Full” VDP

—	New vehicle changeover/start-up

—	Sourcing

•	Identify problems faster, and fix them

What’s Next

© 2002 General Motors Corporation All Rights Reserved	18

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Profitable Growth in
Developed Markets

•	U.S./Canada

—	Rebuild car strength — leverage regions, more derivatives

—	Broaden truck strength — expand Hummer, small utilities, etc.

•	Europe turnaround

•	Leverage Holden

•	Grow profits in related businesses

—	GMAC

—	Aftermarket

—	OnStar

What’s Next...Capitalizing on Opportunities

© 2002 General Motors Corporation All Rights Reserved	19

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Growing in Developing Markets

	Industry Size (M)		GM Position

	2002	'02-'07	Established	New &	"On the
	Market	Growth	& Growing	Solid	Case"

China	3.45	1.2		X
S. Korea	1.6	0.5		X
Brazil	1.5	0.5	X
Russia	1.3	0.2			X
Mexico	1.0	0.2	X
India	0.9	0.6			X
Thailand	0.4	0.3		X
Poland	0.3	0.2		X

What’s Next — Capitalizing on New Opportunities

© 2002 General Motors Corporation All Rights Reserved	20

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Alliances —
Better Focus on Value Creation

Areas of Cooperation/Leverage

	Purch.	Pwtrn.	Prod.	Distr.	Tech.

Isuzu	Emerging	Solid	Limited	Limited	Limited
FHI	Emerging	Limited	Emerging	Emerging	Solid
Suzuki	Emerging	Emerging	Solid	Solid	Solid
Fiat	Solid	Solid	Emerging	Limited	Emerging
SAIC	Emerging	Solid	Solid	Solid	Emerging

What’s Next — Capitalizing on Opportunities

© 2002 General Motors Corporation All Rights Reserved	21

2003 Auto Analyst Conference	R. Wagoner	01/09/03

Summary

•	Strong track record of tackling “tough” issues

—	Example —> Comprehensive North America turnaround

•	Robust 2002 results in overall challenging global environment

•	Still ample areas to improve — and we have learned how to fix them faster

•	Focused on using #1 global position to:

—	Grow revenue, market share and profits

—	Rebuild balance sheet

—	Enhance shareholder value

© 2002 General Motors Corporation All Rights Reserved	22

2003 Auto Analyst Conference	J. Devine	01/09/03

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

© 2002 General Motors Corporation All Rights Reserved	1

2003 Auto Analyst Conference	J. Devine	01/09/03

Financial Review and Outlook

John Devine, Vice Chairman and CFO

© 2002 General Motors Corporation All Rights Reserved	2

2003 Auto Analyst Conference	J. Devine	01/09/03

Driving Value

Great Products	Improve Financial Performance Driving Shareholder Value	Strengthen Balance Sheet

© 2002 General Motors Corporation All Rights Reserved	3

2003 Auto Analyst Conference	J. Devine	01/09/03

Agenda

•	2002 Performance Recap

•	2003 Outlook/Targets

•	2003 Downturn Analysis

© 2002 General Motors Corporation All Rights Reserved	4

2003 Auto Analyst Conference	J. Devine	01/09/03

Performance to 2002 Priorities/Targets

•	Priorities
	—	$3.00 EPS excluding Hughes	/\	$6.75*
	—	Profitable Automotive Operations		G
	—	Positive operating cash flow		G
	—	Grow share in all regions		Y
•	Regional/Sector Income Targets
	—	North America: $750M		G
	—	Europe: ($350M)		R
	—	LAAM & AP: Positive		R G
	—	GMAC: $1,650M		G
•	Other Metrics
	—	Improved structural cost		G
	—	Capital spending of $7.1B		G
	—	Net material cost reductions of 3.5%		Y

* EPS excluding any special items

© 2002 General Motors Corporation All Rights Reserved	5

2003 Auto Analyst Conference	J. Devine	01/09/03

Agenda

•	2002 Performance Recap

•	2003 Outlook/Targets

•	2003 Downturn Analysis

© 2002 General Motors Corporation All Rights Reserved	6

2003 Auto Analyst Conference	J. Devine	01/09/03

2003 Priorities

•	$5.00 EPS (excludes Hughes)

•	Cash generation of $10B

•	Grow market share in all regions

© 2002 General Motors Corporation All Rights Reserved	7

2003 Auto Analyst Conference	J. Devine	01/09/03

Market and Industry Assumptions

•	North America

     —     U.S. Industry of 16.5M (down 3.5%)

     —     GM share targeted to improve

     —     Continued pricing pressure

•	Europe

     —     Industry estimated at 19.0M (down 1%)

     —     GM share targeted to improve

     —     Continued pricing pressure

•	Latin America and Asia-Pacific

     —     LAAM industry sales flat, AP industry up 5%

     —     Expect improved share in both regions

© 2002 General Motors Corporation All Rights Reserved	8

2003 Auto Analyst Conference	J. Devine	01/09/03

U.S. Pension Funded Status

•	Preliminary 2002 year-end U.S. underfunded status of $19.3 billion:
—	Reflects $2.6B contribution in Q4‘02
—	Based on discount rate of 6.75% and preliminary 2002 actual asset returns of approximately -7.0%

© 2002 General Motors Corporation All Rights Reserved	9

2003 Auto Analyst Conference	J. Devine	01/09/03

U.S. Pension Funding Requirements
to Avoid VRP

© 2002 General Motors Corporation All Rights Reserved	10

2003 Auto Analyst Conference	J. Devine	01/09/03

2003 U.S. Pension Expense

Cy Assumptions	2002	2003
Discount Rate	7.25%	6.75%
LT Asset Return	10.0%	9.0%

© 2002 General Motors Corporation All Rights Reserved	11

2003 Auto Analyst Conference	J. Devine	01/09/03

Pension Assumption Benchmarking

•	Benchmarking survey indicates that GM’s pension assumptions for 2002 year-end Discount Rate and 2003 Long-Term Expected Return on Plan Assets is in line with other companies’ assumptions

Source: Watson Wyatt Survey of companies (123 companies for Discount Rate, 106 companies for L-T EROA)

© 2002 General Motors Corporation All Rights Reserved	12

2003 Auto Analyst Conference	J. Devine	01/09/03

2003 U.S. OPEB Expense

CY Assumptions	2002	2003
Trend Rate	6.0%	7.3%
Discount Rate	7.25%	6.75%

© 2002 General Motors Corporation All Rights Reserved	13

2003 Auto Analyst Conference	J. Devine	01/09/03

Structural Cost Reduction

•	Targeted carryover structural cost (excluding pension) despite increases in healthcare and economic cost pressures
—	Strong manufacturing productivity improvements
—	Hourly and salaried attrition
—	Increased engineering productivity

* At ‘03CY exchange rates

© 2002 General Motors Corporation All Rights Reserved	14

2003 Auto Analyst Conference	J. Devine	01/09/03

Material Cost Reduction

•	Continued material cost reductions through:
—	One team approach
—	Carryover components/BOM re-use
—	Optimize supplier footprint globally

© 2002 General Motors Corporation All Rights Reserved	15

2003 Auto Analyst Conference	J. Devine	01/09/03

2003 Sector/Regional
Financial Targets

$ in Millions	Net Income	Market Share
North America	$1,700 — $1,900	+
Europe	($200) — $0	+
Rest of World	$100+	+
GMAC	$1,700 — $1,900	N/A

© 2002 General Motors Corporation All Rights Reserved	16

2003 Auto Analyst Conference	J. Devine	01/09/03

2003 Target Earnings

EPS — Excluding Hughes

© 2002 General Motors Corporation All Rights Reserved	17

2003 Auto Analyst Conference	J. Devine	01/09/03

2003 Priorities/Targets

•	Priorities
	—	$5.00 EPS* excluding Hughes
•	—	Cash generation of $10B
	—	Grow share in all regions
•	Regional/Sector Income Targets
	—	North America:	$1,700 - $1,900M
•	—	Europe:	($200) - $0M
	—	Rest of World:	$100M+
	—	GMAC:	$1,700 - $1,900M
•
Other Metrics
	—	Structural cost:	$41.4B GMNA, $7.8B GME
	—	Capital spending of $7.0B
	—	Net material cost reduction:	3.0% GMNA, 3.5% GME

* EPS excluding any special items

© 2002 General Motors Corporation All Rights Reserved	18

2003 Auto Analyst Conference	J. Devine	01/09/03

Cash Generation of $10B in 2003

     + Automotive operating cash flow

     + Hughes monetization

     + Debt offerings

     + Dividends from GMAC

     + Sales of non-core assets

     -  GM $1-2/3 Dividend payments

© 2002 General Motors Corporation All Rights Reserved	19

2003 Auto Analyst Conference	J. Devine	01/09/03

Agenda

•	2002 Performance Recap

•	2003 Outlook/Targets

•	2003 Downturn Analysis

© 2002 General Motors Corporation All Rights Reserved	20

2003 Auto Analyst Conference	J. Devine	01/09/03

2003 Downturn Analysis

Likelihood of U.S. Downturn (15.5M Industry)
Internally Estimated at below 20%

•	Assumptions

—	U.S. industry 15.5M vs. 16.5M (down 6%)

—	European industry 18.2M vs. 19.0M (down 4%)

—	Further deterioration in net pricing

—	Lower material savings

•	Targets

—	*$1.00+ EPS

—	Breakeven operating cash flow (including GMAC dividends)

* EPS excluding any special items and Hughes

© 2002 General Motors Corporation All Rights Reserved	21

2003 Auto Analyst Conference	J. Devine	01/09/03

Summary

•	2003 $5.00 EPS based on aggressive cost and market targets

•	Substantial pension related drag on earnings/cash flow — will improve over time

•	Continued intense pricing environment

•	Focus on cost reduction will continue

•	Focus on cash generation

© 2002 General Motors Corporation All Rights Reserved	22

2003 Auto Analyst Conference	M. Burns	01/09/03

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

© 2002 General Motors Corporation All Rights Reserved	1

2003 Auto Analyst Conference	M. Burns	01/09/03

GME Business Update/Key

Metrics

Mike Burns, President GME

© 2002 General Motors Corporation All Rights Reserved	2

2003 Auto Analyst Conference	M. Burns	01/09/03

Agenda

•	2002

—	Overview

•	2003

—	Market Outlook

—	Share

—	New Products

—	Diesel Engines

—	Operational Improvements

—	Quality, Material Cost, Structural Cost

—	2003 Objective

—	Summary

© 2002 General Motors Corporation All Rights Reserved	3

2003 Auto Analyst Conference	M. Burns	01/09/03

2002 Overview

•	Difficult year

—	Missed net income objective

—	Share improvements not at expected rate

—	Detracted from continued improvements on cost structure

•	Cost improvements

—	Capacity rationalization on track

—	Best material performance since mid-80’s

—	Headcount reductions on track

—	Significant further progress in reducing structural cost

© 2002 General Motors Corporation All Rights Reserved	4

2003 Auto Analyst Conference	M. Burns	01/09/03

GME Net Income 1998-2002

© 2002 General Motors Corporation All Rights Reserved	5

2003 Auto Analyst Conference	M. Burns	01/09/03

Saab Situation — 2002

Net Income for 2002 deteriorated substantially

•	Key drivers:

—	Lower volumes

—	Adverse mix

—	Foreign exchange

•	Also impacted by:

—	Higher marketing costs

—	Diesel warranty expense

—	Higher material costs

—	Start-up costs of new 9-3

© 2002 General Motors Corporation All Rights Reserved	6

2003 Auto Analyst Conference	M. Burns	01/09/03

Saab — Actions to Improve

•	Personnel changes at senior level

•	Government and Unions notified of intention to separate up to 1,300 people in 2003

•	Vehicle final assembly in Sweden to be reduced to one line with significant productivity improvement

•	Grow product line-up through increased leveraging of other GM and Alliance vehicles

•	Increased alignment with GM/GME functional direction

© 2002 General Motors Corporation All Rights Reserved	7

2003 Auto Analyst Conference	M. Burns	01/09/03

2003 Objective — Breakeven

•	Key success factors

—	Saab turnaround

—	Market share

—	Continued focus on cost structure

•	Improvements driven by new product and engine launches in 2003

—	Meriva

—	Signum

—	Vectra Wagon

—	Saab 9-3 Convertible

—	2003 Diesel Engine 1.3L (Agila, Corsa)

© 2002 General Motors Corporation All Rights Reserved	8

2003 Auto Analyst Conference	M. Burns	01/09/03

Market Overview —
Western and Central Europe

Market Has Declined Since 1999

All numbers include light commercial vehicles

© 2002 General Motors Corporation All Rights Reserved	9

2003 Auto Analyst Conference	M. Burns	01/09/03

GME — Share of Total Market

Western and Central Europe
•	Decline reversed

Includes: Opel/Vauxhall, Saab, NAV and Isuzu (2001 and 2002 only)

© 2002 General Motors Corporation All Rights Reserved	10

2003 Auto Analyst Conference	M. Burns	01/09/03

GME Market Share

W/C Europe 2003 vs. 2002

Includes: Opel/Vauxhall, Saab, NAV & Isuzu (2002 Only)

© 2002 General Motors Corporation All Rights Reserved	11

2003 Auto Analyst Conference	M. Burns	01/09/03

GME Diesel Share Development

•	Also, 80% increase in number of diesels with automatic transmissions between 2002-2005

© 2002 General Motors Corporation All Rights Reserved	12

2003 Auto Analyst Conference	M. Burns	01/09/03

Improvement of Delivery Quality

Dealer Satisfaction With Quality

© 2002 General Motors Corporation All Rights Reserved	13

2003 Auto Analyst Conference	M. Burns	01/09/03

Improvement of Delivery Quality

Warranty Claims After 12 Months of Ownership

© 2002 General Motors Corporation All Rights Reserved	14

2003 Auto Analyst Conference	M. Burns	01/09/03

Improvements in Long Term Durability

Cost Per Car

© 2002 General Motors Corporation All Rights Reserved	15

2003 Auto Analyst Conference	M. Burns	01/09/03

Quality Momentum

•	Vectra continues strong improvements in launch quality

Problems Per 1,000 Vehicles

Pre-delivery inspection, initial 3 month average

© 2002 General Motors Corporation All Rights Reserved	16

2003 Auto Analyst Conference	M. Burns	01/09/03

Material Cost Performance

Includes Purchasing Synergies from FIAT J/V activity

© 2002 General Motors Corporation All Rights Reserved	17

2003 Auto Analyst Conference	M. Burns	01/09/03

GME Structural Cost 1999-2003

© 2002 General Motors Corporation All Rights Reserved	18

2003 Auto Analyst Conference	M. Burns	01/09/03

GM Europe

Project Olympia

•	Expectation of Cost Reduction earlier than Revenue Growth
•	Olympia remains on schedule

© 2002 General Motors Corporation All Rights Reserved	19

2003 Auto Analyst Conference	M. Burns	01/09/03

GME Net Income Target

2003 vs. 2002

© 2002 General Motors Corporation All Rights Reserved	20

2003 Auto Analyst Conference	M. Burns	01/09/03

Summary

•	Market remains difficult

•	Exciting product pipeline

•	Strong improvement in quality

•	Significant cost improvement at Opel/Vauxhall

•	Actions identified for Saab to reverse losses

•	Beat Breakeven in 2003

© 2002 General Motors Corporation All Rights Reserved	21

2003 Auto Analyst Conference	B. Lutz	01/09/03

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

© 2002 General Motors Corporation All Rights Reserved	1

2003 Auto Analyst Conference	B. Lutz	01/09/03

Improving the Car Portfolio

in the Marketplace and the Bottom Line

Bob Lutz, Vice Chairman Product Development and Chairman GMNA

© 2002 General Motors Corporation All Rights Reserved	2

2003 Auto Analyst Conference	B. Lutz	01/09/03

1	What are we going to do to improve share performance in cars?

2	How are we going to do it profitably?

3	What have I been doing since I got here?

© 2002 General Motors Corporation All Rights Reserved	3

2003 Auto Analyst Conference	B. Lutz	01/09/03

great design

and perceived quality

© 2002 General Motors Corporation All Rights Reserved	4

2003 Auto Analyst Conference	B. Lutz	01/09/03

Portfolio Plan Development		Advance Vehicle Development Process & Design		Vehicle Development Process
> Portfolio Plan >

Document of Strategic Intent DSI

> >

			Vehicle Program Initiation VPI		Start of Production SOP

> Vehicle Development >

© 2002 General Motors Corporation All Rights Reserved	5

2003 Auto Analyst Conference	B. Lutz	01/09/03

Winning Themes — Exterior

© 2002 General Motors Corporation All Rights Reserved	6

2003 Auto Analyst Conference	B. Lutz	01/09/03

Winning Themes — Interior

© 2002 General Motors Corporation All Rights Reserved	7

2003 Auto Analyst Conference	B. Lutz	01/09/03

bill of material
and architecture reuse

© 2002 General Motors Corporation All Rights Reserved	8

2003 Auto Analyst Conference	B. Lutz	01/09/03

Global Part Level Reuse Metric — GMNA

Vehicle & Powertrain	2003	2004	2005

Annual	87%	93%	97%
Mid-Cycle	81%	93%	95%
New/Major — New Architecture	43%		50%
New/Major — Existing Architecture	68%		75%

© 2002 General Motors Corporation All Rights Reserved	9

2003 Auto Analyst Conference	B. Lutz	01/09/03

Capable Engine Architectures

•	Global 4-cylinder engine families

—	Eight engine families converging to four in 2006

•	6-cylinder engine families

—	Six engine families converging to three in 2009

© 2002 General Motors Corporation All Rights Reserved	10

2003 Auto Analyst Conference	B. Lutz	01/09/03

global product leveraging

© 2002 General Motors Corporation All Rights Reserved	11

2003 Auto Analyst Conference	B. Lutz	01/09/03

© 2002 General Motors Corporation All Rights Reserved	12

2003 Auto Analyst Conference	B. Lutz	01/09/03

gotta-have products

© 2002 General Motors Corporation All Rights Reserved	13

2003 Auto Analyst Conference	B. Lutz	01/09/03

Summary

•	We’re focused on delivering gotta-have products with the highest levels of product quality and perceived quality

•	BOM and architecture reuse are keys to profitability

•	Global product leveraging is essential

•	No competitor has the product capability that we have

© 2002 General Motors Corporation All Rights Reserved	14

2003 Auto Analyst Conference	G. Cowger	01/09/03

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

© 2002 General Motors Corporation All Rights Reserved	1

2003 Auto Analyst Conference	G. Cowger	01/09/03

GMNA Business
Update/Key Metrics

          Gary Cowger, President GMNA

© 2002 General Motors Corporation All Rights Reserved	2

2003 Auto Analyst Conference	G. Cowger	01/09/03

2002 Key GMNA Metrics

Metric	Status

Market Share Net Income Material Cost Structural Cost Cash Flow Warranty (6MIS)	G G G G G Y

© 2002 General Motors Corporation All Rights Reserved	3

2003 Auto Analyst Conference	G. Cowger	01/09/03

U.S. Market Shares

2002CY vs. 2001CY

© 2002 General Motors Corporation All Rights Reserved	4

2003 Auto Analyst Conference	G. Cowger	01/09/03

2002 Product Launches

© 2002 General Motors Corporation All Rights Reserved	5

2003 Auto Analyst Conference	G. Cowger	01/09/03

U.S. Truck Sales

© 2002 General Motors Corporation All Rights Reserved	6

2003 Auto Analyst Conference	G. Cowger	01/09/03

Quality of Share

Trucks as a Percentage of Total U.S. Sales

© 2002 General Motors Corporation All Rights Reserved	7

2003 Auto Analyst Conference	G. Cowger	01/09/03

Attacking GMNA Structural Costs

As of 11+1 Forecast

Includes Special Items

© 2002 General Motors Corporation All Rights Reserved	8

2003 Auto Analyst Conference	G. Cowger	01/09/03

GMNA Assembly Labor Productivity

* Excludes Mexico and Launch

© 2002 General Motors Corporation All Rights Reserved	9

2003 Auto Analyst Conference	G. Cowger	01/09/03

2003 Key GMNA Metrics

Metric	Target

Market Share Net Income Material Cost Structural Cost J.D. Power	/\ $1.7-$1.9B 3% $41.4B /\

© 2002 General Motors Corporation All Rights Reserved	10

2003 Auto Analyst Conference	G. Cowger	01/09/03

2003 Industry Outlook

Challenging NA Industry Continues

•	2003 CY U.S. industry volume in the mid 16M units

•	Aggressively competitive market — becoming hyper-competitive in some segments

•	Continued pressure on price

© 2002 General Motors Corporation All Rights Reserved	11

2003 Auto Analyst Conference	G. Cowger	01/09/03

Net Income

2003 CY Target vs. 2002 CY Forecast

© 2002 General Motors Corporation All Rights Reserved	12

2003 Auto Analyst Conference	G. Cowger	01/09/03

Structural Cost

2003 CY Budget vs. 2002 CY Forecast

© 2002 General Motors Corporation All Rights Reserved	13

2003 Auto Analyst Conference	G. Cowger	01/09/03

Material Cost Reduction Strategy

•	“One target”

•	Integrated approach

•	Drive performance with top 20 suppliers

•	Total cost elements focus

© 2002 General Motors Corporation All Rights Reserved	14

2003 Auto Analyst Conference	G. Cowger	01/09/03

J.D. Power IQS2

GMNA Total — Problems Per 100 Vehicles

© 2002 General Motors Corporation All Rights Reserved	15

2003 Auto Analyst Conference	G. Cowger	01/09/03

J.D. Power IQS2

GMNA Total — Problems Per 100 Vehicles

© 2002 General Motors Corporation All Rights Reserved	16

2003 Auto Analyst Conference	G. Cowger	01/09/03

Direct Run Rate (First Time Quality)

GMNA Plants

© 2002 General Motors Corporation All Rights Reserved	17

2003 Auto Analyst Conference	G. Cowger	01/09/03

Consumer Reports

Recommended 2003 Models

Note: Through December, 2002 Issue

© 2002 General Motors Corporation All Rights Reserved	18

2003 Auto Analyst Conference	G. Cowger	01/09/03

© 2002 General Motors Corporation All Rights Reserved	19

2003 Auto Analyst Conference	G. Cowger	01/09/03

Vehicle Accessories Growth

•	$27 Billion domestic accessories market

•	Our Accessories group at SPO is focusing on four interdependent strategies:

—	Integrate product development process

—	Incorporate accessories into the vehicle selling process

—	Enhance distribution and installation capabilities

—	Grow GM Performance Parts revenue

© 2002 General Motors Corporation All Rights Reserved	20

2003 Auto Analyst Conference	G. Cowger	01/09/03

© 2002 General Motors Corporation All Rights Reserved	21

2003 Auto Analyst Conference	G. Cowger	01/09/03

Labor Relations

•	Build on positive relationship with our unions

•	Continue open communications and maintain a constructive, problem-solving approach

•	Continue current positive momentum

© 2002 General Motors Corporation All Rights Reserved	22

2003 Auto Analyst Conference	E. Feldstein	01/09/03

Safe Harbor

In the presentation that follows and in related comments by General Motors management, our use of the words “expect,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions is intended to identify forward looking statements.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

© 2002 General Motors Corporation All Rights Reserved	1

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC Strategic and Financial Review

     Eric Feldstein, Chairman and President GMAC

© 2002 General Motors Corporation All Rights Reserved	2

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC Net Income

© 2002 General Motors Corporation All Rights Reserved	3

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC 2002 Net Income by Sector

<=> Financing Operations

—	Improved income from high asset level and cost containment

—	Increased contribution from full-service leasing and used vehicle financing in Europe

—	Unfavorable borrowing spreads and higher credit losses in North America

© 2002 General Motors Corporation All Rights Reserved	4

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC 2002 Net Income by Sector

<=> Financing Operations

\/ Insurance Operations

—	Continued improvement in underwriting (operating) income more than offset by lower investment income, including impairment of certain securities

© 2002 General Motors Corporation All Rights Reserved	5

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC 2002 Net Income by Sector

/\	Financing Operations

\/	Insurance Operations

/\	Mortgage Operations

—	Record income at commercial mortgage and conduit operations on strong origination volume

© 2002 General Motors Corporation All Rights Reserved	6

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC 2002 Net Income by Sector

<=>	Financing Operations

\/	Insurance Operations

/\	Mortgage Operations

=	Record 2002 Net Income

© 2002 General Motors Corporation All Rights Reserved	7

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC 2003 Objectives

•	Generate net income of $1.7-$1.9 billion

•	Remit dividend to GM

•	Contain funding/equity ratio

© 2002 General Motors Corporation All Rights Reserved	8

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC 2003 Key Issues

•	Credit losses

•	Lease residuals

•	Balance sheet capacity

•	Funding outlook

© 2002 General Motors Corporation All Rights Reserved	9

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMNA U.S. Asset Quality

Total Retail and SmartLease Losses
as % of Average Serviced Receivables

© 2002 General Motors Corporation All Rights Reserved	10

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC U.S. Auto
New and Used Retail Loans

•	“Frequency” of loss has remained low with favorable delinquency trends

© 2002 General Motors Corporation All Rights Reserved	11

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC U.S. Auto
New and Used Retail Loans

Average Gross Loss per Unit with a Loss

•	“Severity” of loss has increased reflecting weaker used car market

© 2002 General Motors Corporation All Rights Reserved	12

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC U.S. Asset Quality

Memo: Approximately 65% of contracts “gone bad” result in some loss

© 2002 General Motors Corporation All Rights Reserved	13

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC U.S. SmartLease
Book Gain per Unit

© 2002 General Motors Corporation All Rights Reserved	14

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC U.S. SmartLease
Residual Outlook

•	Residual expectations on terminating units peaked in 2000

© 2002 General Motors Corporation All Rights Reserved	15

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC U.S. SmartLease
Residual Outlook

•	Residual expectations on terminating units peaked in 2000
–	Will decline by about 8 p.p. ($2,200) over next two years

© 2002 General Motors Corporation All Rights Reserved	16

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC U.S. SmartLease
Terminations Outlook

•	Volume of terminating units will decline by over 330,000 units (46%) from 2002 through 2004

© 2002 General Motors Corporation All Rights Reserved	17

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC Serviced Assets and Funding

* Ratio reflects debt net of cash and is adjusted for certain securitization transactions

© 2002 General Motors Corporation All Rights Reserved	18

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC Balance Sheet Capacity

* Ratio reflects debt net of cash and is adjusted for certain securitization transactions

© 2002 General Motors Corporation All Rights Reserved	19

2003 Auto Analyst Conference	E. Feldstein	01/09/03

Borrowing Spreads Over
10-year U.S. Treasuries

© 2002 General Motors Corporation All Rights Reserved	20

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC U.S. Term Funding Sources

Institutional Unsecured Debt
as % of Total Funding Volume

© 2002 General Motors Corporation All Rights Reserved	21

2003 Auto Analyst Conference	E. Feldstein	01/09/03

GMAC 2003 Net Income by Sector

\/	Financing Operations

/\	Insurance Operations

/\	Mortgage Operations

=	$1.7-$1.9 Billion Net Income

© 2002 General Motors Corporation All Rights Reserved	22

# # #

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date January 9, 2003	GENERAL MOTORS CORPORATION (Registrant) By /s/Peter R. Bible (Peter R. Bible, Chief Accounting Officer)